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                                                                   EXHIBIT 10.33



                      REAL ESTATE PURCHASE-SALE AGREEMENT

Yerevan,                                                        October 02, 2002

Nikolay Khachaturov, a citizen of RA (residing at 12 Khachatryan st., ap.42, passport#AA0316890), hereinafter referred to as "Seller" on the one hand, and Virage Logic Corporation, hereinafter referred to as "Buyer", in the person of Hakob Duvalyan, the Managing Director of the company's Yerevan Branch (registration certificate # 02 A N045334), acting according to the company bylaws, on the other hand, have concluded the present agreement as follows:

1. SUBJECT OF THE AGREEMENT

1.1 The Seller is selling and the Buyer is buying as his ownership the real estate with total area of 3654.4 sq/m (hereinafter referred to as "Building"), located in Center district of Yerevan city, Armenia, owned by the Seller, at conditions and terms set forth herein.

1.2 The Building is considered the Sellers ownership according to No. 504750 certificate on real estate ownership registration, given on September 11, 2002 by the Centre Territorial Subdivision of the State Committee on Real Estate Cadastre under RA Government.

2. RIGHTS AND OBLIGATIONS OF THE PARTIES

2.1 In the event the Buyer rejects to accept the Building upon the breach of the Agreement, the Seller is entitled to carry out punitive measures set forth in section 6 of this Agreement.

2.2 The Seller is bound to:

2.2.1 transfer to the Buyer the Building, which is free of third parties' obligation and restrictions.

2.2.2 transfer to the Buyer the Building-related documentation, fixtures and fittings upon the Building transference.

2.2.3 terminate the performance of obligations, made at the Seller's own expenses, set forth in Addendum I of this Agreement within a month's timeperiod following the notary attestation of present Agreement.

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2.2.4 properly perform the obligations set herein under this Agreement.

2.3 The Buyer has the right to:

2.3.1 carry out punitive measures set forth in Section 6 of this Agreement in respect to the Seller upon the Seller's breach of his obligations under this Agreement.

2.4 The Buyer is bound to:

2.4.1 pay the price of the Building at terms, time period and amount set out in
Section 3 of this Agreement.

2.4.2 register his Building-related ownership in the Real Estate Cadastre.

2.4.3 accept the Building from the Seller in compliance with terms set in this Agreement.

2.4.4 properly perform his obligations bound by this Agreement.

3. PRICE OF THE BUILDING AND PAYMENT

3.1 The total price of the Building is fixed to be 1.126.000 USD equivalent drams in accordance with the terms of present Agreement.

3.2 The down payment of 250.000 USD equivalent drams of the Building's total price is paid by the Buyer at the moment of notary attestation of this Agreement.

3.3 The Buyer shall pay 500.000 USD equivalent drams of the Building's price fixed in Section 3.1 within 5 (five) business days following the notary attestation of this Agreement.

3.4 The rest of the Building's price shall be paid to the Seller by the Buyer in
376.000 USD equivalent drams within 5 (five) business days following the acceptance of the Building in accordance with Section 5.1 set out in this Agreement.

4. OWNERSHIP REGISTRATION

4.1 The Buyer's ownership of the Building becomes valid upon its registration in the authorized state body, being submitted for the state registration within 30 (thirty) days following the notary attestation of this Agreement.

5. MATCHING THE BUILDING TO THE BUYERS' REQUIREMENTS

5.1 The Seller notifies the Buyer on entire performance of his obligations set out in Section 2.2.3 within 5 (five) days following the expiration date set out in the same Section of this

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Agreement. The Seller, thereof, submits the Building construction completion act followed by the Buyer's signature of the Building's delivery-acceptance act within 5 (five) business days. Unless the Buyer refuses to sign the act or present any objections within that framework, the Building shall be considered as accepted by the Buyer.

6. RESPONSIBILITIES OF THE PARTIES

6.1 In the event the Buyer fails to perform his obligations by the breach of
Section 3.3 of this Agreement the Buyer shall pay the fine for the Building, constituting 0.05 (zero point zero five) percent for each day following the expiration date upon which the buyer fails to meet the payment.

6.2 In the event the Buyer refuses to carry out his obligations by the reasons not set in this Agreement, the Seller shall be entitled to reclaim the Building by ownership and to retain 20(twenty) percent of the Building's payment made so far.

6.3 In the event the Seller fails to timely and entirely comply with obligations set out in Sections 2.2.3 and 5.1 of this Agreement, the Buyer, at his election, has the right not to perform his obligations set out in Section 3.4 or to withdraw a fine, constituting 0.05 (zero point zero five) percent of the Building's value for every day beyond the expiration date. The Buyer should notify the Seller of his punitive measure in writing.

6.4 Should it become clear that the Seller transferred the faulty Building to the Buyer and that the Building damages were made before the Buyer's acceptance of it or were made by reasons prior to that, the Buyer shall be entitled, at his election, to claim equitably Building's value reduction or to eliminate the Building's damages within reasonable time limits or to pay the damages of the Building.

6.5 The Parties are liable to one another in accordance with RA constitution in other events not indicated under this Agreement.

7. FORCE MAJEURE

7.1 In the event of any cause constituting Force Majeure following the agreement signature, if such cases are otherwise beyond the reasonable control of Parties, neither Party shall be liable for failure to perform, wholly or in part, the obligations under this Agreement, where such

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failure in due to earthquake, flood, fire, war, military operations and emergency situations, national calamity, strikes, cessation of mass media, acts of government and so on. Should the Force Majeure be in force for 3 months and more, each Party shall have the right to terminate the Agreement providing the prior written notice to the other.

8. CONCLUSIVE ISSUES

8.1 The present Agreement enters into force upon notary attestation and acts until the complete performance of both Parties' obligations under this agreement.

8.2 All the expenses connected with the conclusion, layout and registration of this Agreement are to be paid by the Seller.

8.3 Upon the conclusion of this Agreement the Building shall not be sold, presented, mortgaged or rejected in accordance with the single reference (No. 00013 sheet), given by the Center Territorial Subdivision of the State Committee on Real Estate Cadastre under RA Government.

8.4 All amendments and additions to this Agreement or the Agreement termination shall be made by both Parties' written consent or by the applicable law.

8.5 The present Agreement contains the agreements made by the Parties in whole and shall supersede all previous obligations and responsibilities, whether written or oral, taken in relation to the Building's purchase and sale.

8.6 Any dispute arising out of the present Agreement unless is amicably settled by direct negotiations shall be referred to the authorized state court arbitration.

8.7 Any unsettled issue shall be referred to RA constitution settlement.

8.8 The present Agreement is made up in the English language, in 4 copies having the same legal value. A copy is given to each Party, the notary and the Center Territorial Subdivision of State Committee on Real Estate Cadastre under RA Government.

9. LEGAL ADDRESSES, BANK RATIFICATION AND SIGNATURE


Seller                                       Buyer

/s/ Nikolay Khachaturov                      /s/ Hakob Duvalyan
-----------------------------------          -----------------------------------

Signature                                    Signature

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                                  ADDENDUM NO 1
                     ON REAL ESTATE PURCHASE SALE AGREEMENT

                                                              Date: Oct 02, 2002

DEFINITIONS OF THE SELLER'S OBLIGATIONS

A. Documentation

1. The tenancy of the premise located below the Object and occupying 8 meters in width along its facade should be re-registered, so that the Buyer could be the only tenant of the premise.

2.      Passport of the building.

3. Municipally stated territorial plan of the building and their linkage permit.

4.      The stated building project comprising the following parts

           4.1  Architectural parts

           4.2  Construction and Building part

           4.3  Electrical supply

           4.4  Water supply, sewage and ventilation

           4.5  External drainage system

           4.6  Arrangement project of the surroundings

           4.7  Building seismic sustenance for the 9-scaled zone

B. Object acceptance conditional terms are made according to the project, agreed by the Buyers, which falls into the following steps:

1. The completion of the inner wall adjustment according to the designed project, the construction of floors

2.      The facing of the facade according to the work project

3. The installation of water supply and sewage subsystems complying with the designed project

4. The installation of the electrical supply subsystems (by two separate cables) as designed in the project

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5.      The completion of roof design by the calculated constructions together with the roof-isolating separating layers

6.      Open space fittings (doors and windows)

7.      The installation of the elevator

8.      The adjustment of the stairs according to the standards

9.      The installation of the external draining tubes